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                                                                Exhibit 10.14(b)


                            UNITED STATES OF AMERICA
                          DEPARTMENT OF TRANSPORTATION
                             MARITIME ADMINISTRATION

                              COOPERATIVE AGREEMENT

PROJECT NUMBER:               DTMA91-94-H-00069, Dated July 12, 1995

MODIFICATION:                 0001

PROJECT TITLE:                "Integrated Shipboard Information Technology
                              Platform (ISIT)"

APPROPRIATION DATA            X750 9 95 210 175000 X00K83 2523 952100K83
                              Increase of $398,697

RECIPIENT NAME                Marine Management Systems
    AND ADDRESS:              102 Hamilton Ave.
                              Stamford, CT  06902

AGENCY NAME AND               DOT/Maritime Administration
    ADDRESS:                  Office of Acquisition, MAR-380
                              400 Seventh Street, SW., Room 7310
                              Washington, DC  20590

MODIFICATION                  Article 10 - MODIFICATIONS
    AUTHORITY:                Mutual Agreement of the Parties

DESCRIPTION:

Modification 0001 to this Cooperative Agreement is hereby issued to provide for the additional FY 95 funding being added to this project. Funds in the amount of $398,697 are hereby added to this project to cover costs associated with the completion of Tasks reflected in Attachment 4, Payable Milestone Schedule. This changes the current Government share for FY 95 from $1,159,285 to $1,557,982. The remaining Government share in the amount of $354,781 is subject to the availability of FY 96 funds.

All other terms and conditions to this Cooperative Agreement remain unchanged.

MARITIME ADMINISTRATION
DEPARTMENT OF TRANSPORTATION

/s/ Tracy L. Ford                                               Sep 29, 1995
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Tracey L. Ford                                                  Date
Agreement Officer